US Securities and Exchange Commission
            Washington, DC 20549


               CONFORMED COPY



                  Form 8-K







  Current Report Pursuant to Section 13 or
                  15(d) of
     The Securities Exchange Act of 1934



Date of earliest event reported: January 22,
1996



         PM Management Systems, Inc.
  (Formerly named Process Based Management,
                    Inc.)



Colorado           0-22678        84-1193941
(State of
Incorporation)  (Commission        (EIN)
                 File Number)



404 Scott Point Drive, Salt Spring Island, BC
               Canada V8K 2R2
  (Address of Principal Executive Offices)


Registrants Telephone Number, Including Area
            Code: (250) 537-5732





Form 8-K: Dated February 7, 1999.
PM Management Systems, Inc.
Commission File # 0-22678
Page 2

Item 1 - Changes in Control of Management

               Not Applicable

Item 2 - Acquisition or Disposition of Assets

     On January 22, 1996, the registrant
exchanged all 2000 Units of participation it had received in acquiring Ad-A-Cab America, LLC, a Wyoming Limited Liability Company, for the 7,980,000 shares of no par value common stock it had issued as part of the acquisition. The registrant also resolved to cancel the aforementioned shares upon receipt.. On December 18, 1995, the registrant wrote off its investment in Ad-A-
Cab America, LLC..

Item 3 - Bankruptcy or Receivership

               Not Applicable

Item 4 - Changes in the Registrants
Certifying Public Accountant

               Not Applicable

Item 5 - Other Events

               Not Applicable

Item 6 - Resignations of Registrants
Directors

                             Not Applicable

Item 7 - Financial Statements and Exhibits

     Exhibit A - Copy of minutes of
Registrants January 22nd directors meeting, agreeing to exchange 2000 Units of Ad-A-Cab
America for 7,980,000 shares of the
registrants common shares and to cancel such shares.

      Item 8 - Change in Fiscal Year

               Not Applicable
Form 8-K: Dated February 7, 1999.
PM Management Systems, Inc.
Commission File # 0-22678
Page 3


Pursuant to the requirements of the
Securities and Exchange Act of 1934, the
Registrant has caused this report ;to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 7, 1999
                                   PM
                                   Management
                                   Systems,
                                   Inc

                                        /S/
Anthony V. Feimann
                                   Anthony V.
Feimann, Secretary


   Minutes of Special Meeting of Directors

The Board Of Directors of PM Management
Systems, Inc. held a special meeting at #601
- 1450 Pennyfarthing Drive, Vancouver, BC, on
January 22, 1996, at 7:30 PM . The following persons consisting of a quorum were present:

          Edward D. Duncan, Director and
President

          Anthony V. Feimann, Director and
Secretary

          Timothy E. Sewell, Director and
Vice-president (Via Telephone)

     Mr. Duncan served as chairperson of the
meeting and Mr Feimann served as Secretary of the meeting.

     After reading a waiver of notice of the
meetings notice, which had been signed by every director present, the Secretary was directed to attach a copy of the waiver with the minutes of the meeting.

     Having announced that a quorum of the
Board of Directors - as required by the By-laws of the corporation - necessary for the holding of a meeting of directors - was present and that the meeting had been duly convened, the chairperson further announced that the meeting could proceed with its business.

Upon duly made, seconded and fully discussed motions, the following resolutions were adopted.

          RESOLVED: That, in consideration
for the return of 3,990,000 common shares by
Maxfield Investments, Limited;  2,793,000
common shares by Ad-A-Cab International,
Limited and 1,197,000 common shares by
Russell Roten (for an aggregated total of
7,980,000 shares) that the Company would
return both Ownership Units in Ad-A-Cab
America, LLC representing 100% ownership and
acquired in the reorganization pursuant to
Section 368(a)(1)(B) of the Internal Revenue
Code and dated September, 1994
 .
     There being no further business before
the meeting, the motion seconded and carried, the meeting was adjourned.

     /S/ Anthony V. Feimann
Anthony V. Feimann, Secretary






   Minutes of Special Meeting of Directors


The Board Of Directors of PM Management
Systems, Inc. held a special meeting via telephone, on April 10, 1996, at 8:30 PM .
The following persons consisting of a quorum were present:

          Edward D. Duncan, Director and
President

          Anthony V. Feimann, Director and
Secretary

          Timothy E. Sewell, Director and
Vice-president

     Mr. Duncan served as chairperson of the
meeting and Mr. Feimann served as Secretary of the meeting.

     After reading a waiver of notice of the
meetings notice, the Secretary was directed to attach a copy of the waiver with the minutes of the meeting.

     Having announced that a quorum of the
Board of Directors - as required by the By-laws of the corporation - necessary for the holding of a meeting of directors - was present and that the meeting had been duly convened, the chairperson further announced that the meeting could proceed with its business.

Upon duly made, seconded and fully discussed motions, the following resolutions were adopted.

          RESOLVED:  That the Company cease
all efforts to pursue its present business activities and to seek other opportunities

     There being no further business before
the meeting, the motion seconded and carried, the meeting was adjourned.






      /S/ Anthony V. Feimann
Anthony V. Feimann, Secretary